Income Taxes - Schedule of Deferred Assets and Liabilities (Details) - USD ($) $ in Thousands	Dec. 31, 2021	Dec. 31, 2020
Deferred tax assets:
Pass-through income (loss)	$ 315,218	$ 0
Stock compensation expense	4,761	0
Interest expense carryforward	3,215	0
Other	323	244
Net operating loss	12,762	0
Total gross deferred tax	336,279	244
Valuation allowance	(336,279)	(244)
Net deferred tax assets	0	0
Deferred tax liabilities
Unremitted earnings	0	(63)
Deferred tax liability, net	$ 0	$ (63)